Supplement dated March 9, 2007 to the
Prospectus of Each Fund Listed Below

CMA GOVERNMENT SECURITIES FUND
CMA MONEY FUND
CMA TREASURY FUND
WCMA GOVERNMENT SECURITIES FUND
WCMA MONEY FUND
WCMA TREASURY FUND
MERRILL LYNCH READY ASSETS TRUST
MERRILL LYNCH U.S. TREASURY MONEY FUND
MERRILL LYNCH U.S.A. GOVERNMENT RESERVES

Effective immediately, the section entitled “How Shares are Priced” in each Fund’s Prospectus is amended to delete the second sentence in the first paragraph and replace it with the following:

The amortized cost method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase.

Code #MM-PRO-SUP-0307